UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21288

Advisory Hedged Opportunity Fund

(Exact name of registrant as specified in charter)

50210 AXP Financial Center, Minneapolis, MN	55474

(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-671-3935

Date of fiscal year end: March 31, 2005

Date of reporting period: April 1, 2004 through March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ADVISORY HEDGED OPPORTUNITY FUND

May 2005

Dear Investor,

Enclosed please find the March 31, 2005 annual financial statements for Advisory Hedged Opportunity Fund. This year, I am proud that Advisory Hedged Opportunity Fund delivered solid performance and strong financial results.

On February 1, 2005, American Express Company, the parent company of the Fund’s investment manager, American Express Financial Corporation, announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals. Upon completion of the transaction, American Express Financial Corporation will be a publicly traded company separate from American Express Company.

In connection with the spin-off, American Express Company’s senior management recently made the decision to move the investment team for the Fund from American Express Financial Corporation to American Express Bank, a subsidiary of American Express Company. Post-spin the investment team will no longer be associated with the Fund. The investment team will continue to manage the Fund prior to the spin-off. The impact of this change to the Fund is currently being evaluated by management and the Board of Trustees of the Fund. We estimate the evaluation period will be complete by July 31, 2005. During the evaluation period, the Fund will suspend investor purchases of Fund shares. The Fund will provide further information to shareholders when its evaluation is complete.

If you have any questions or require additional copies of the enclosed annual report, please contact your Financial Advisor or call (800) 390-1560.

Sincerely,

James H. Field Advisory Hedged Opportunity Fund

ADVISORY HEDGED OPPORTUNITY FUND Financial Statements Period from April 1, 2004 to March 31, 2005

CONTENTS

ADVISORY HEDGED OPPORTUNITY FUND

2005 ANNUAL REPORT TO SHAREHOLDERS

ASSET MANAGER

American Express Financial Corporation

50210 AXP Financial Center

Minneapolis, MN 55474

IMPORTANT INVESTMENT CONCERNS

Hedge Funds often engage in leveraging and other speculative investments practices that may increase the risk of investment loss. Hedge Funds are highly illiquid and are not required to provide periodic pricing or valuation information to investors. Hedge Funds may involve complex tax structures that may delay distribution of tax information. Hedge Funds are not subject to the same regulatory requirements as mutual funds and often charge higher fees. Shares in a Hedge Fund are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institutions; and involve investment risks including possible loss of principal and fluctuation in value.

Dear Shareholders:

The U.S. economy generated moderate growth during the 12-month period between April 1, 2004 and March 31, 2005. Stocks stagnated during the first half of that period, surged late in 2004, and then fell back again. Fixed-income investors saw the yield curve flatten, as yields on short-term bonds rose much faster than yields on longer-term securities. Hedge funds provided mixed results in that environment.

Low interest rates and solid business and consumer spending helped the economy generate healthy growth, despite the negative influences of high energy prices and halting employment gains. The Federal Reserve Board gradually reduced its accommodative stance toward the economy in order to forestall an increase in inflation. The Fed enacted policies designed to increase the Federal Funds rate from 1.00% at the beginning of the period to 2.75% as of March 31, 2005.

Macro factors weighed heavily on investors’ minds during the first six months of the period, and stocks struggled as a result. The close presidential campaign created uncertainty about the future direction of many regulatory, tax and foreign policy issues. Investors also worried that rising energy prices, higher interest rates and weak job growth might undercut the economic recovery. Concerns about the direction of the Iraq conflict and the prospect of terrorist attacks increased investors’ caution as well.

Meanwhile, corporate America produced exceptionally healthy results. Corporations had dramatically improved their balance sheets and cost structures during previous years, so revenue growth translated quickly into higher profits. The U.S. dollar weakened considerably during this period, a trend that helped exporters by making their products more affordable overseas.

Stocks rallied immediately prior to the presidential election, as investors began to look past election day and take stock of a solid economy and strong corporate profits. The quick resolution of the election added fuel to the rally, as did a subsequent decline in energy prices. Stocks generated nearly all of their 2004 gains during the fourth calendar quarter.

The stock market retrenched during early 2005, following signs of a renewed rise in energy prices. Stocks jumped again in February on encouraging economic data, but then fell back during March due to fears that rising inflation would cause the Federal Reserve to tighten monetary policy more aggressively.

TOTAL RETURN

AGGREGATE

	3 MONTH	YEAR-TO DATE	1 YEAR	SINCE INCEPTION[1]
Advisory Hedged Opportunity Fund[2]	-0.40%	0.70%	4.55%	9.72%
S&P 500 Index	-1.77%	-2.15%	6.69%	21.70%
Lehman Brothers Aggregate Bond Index	-0.51%	-0.47%	1.15%	4.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800.390.1560.

[1]	The Fund’s inception date was October 1, 2003. The results are total returns and net of the Fund’s 1.50% expense ratio. Returns shown do reflect participation in new issues.

[2]	The calculation of performance does not include the deduction of an annual wrap fee that may be charged by an adviser. A client’s return would be reduced by the deduction of the wrap fee.

BENCHMARK DEFINITIONS:

The Standard & Poor’s 500 Index is an unmanaged list of common stocks frequently used as a measure of market performance and is not necessarily substantially similar to the Fund.

The Lehman Brothers Aggregate Bond Index is an unmanaged list of government, corporate, asset-backed, and mortgage-backed fixed securities used as a measure of market performance and is not necessarily similar to the Fund.

Contact: James H. Field, CFA, CPA ♦ Phone: 612.671.0610 ♦ Email: jim.field@aexp.com

The bond yield curve flattened considerably during this period. Yields on short-term bonds rose in line with the Federal Funds rate, from roughly 1.00% to approximately 2.75%. Meanwhile, yields on long-term bonds were flat or down slightly, as investors during most of the period expected high energy prices and other factors to constrain economic growth and prevent a significant up tick in inflation. Long-term bond yields jumped during March, however, following the release of data showing higher inflation.

High-yield bonds outperformed higher-quality securities, as strong cash flow and healthy balance sheets improved the outlook for relatively weak firms. Mortgage-backed securities also performed well, as gradually rising interest rates decreased prepayment risk.

That environment proved beneficial for hedge funds that invest in distressed securities, as a solid economic environment and declining junk-bond yields boosted the outlook for weak firms. Funds that invest in high-yield bonds also fared well, as they benefited from tightening credit spreads.

Hedge funds that employ event-driven investment disciplines also generated strong performance during this period. Mergers, acquisitions, stock buybacks, spin-offs and other corporate events increased from low levels, as corporations looked to put large cash holdings to work.

The period was mixed for equity long-short investors. Such funds construct their stock positions based on business fundamentals and stock valuations, so they typically benefit when the stock market emphasizes those company- and stock-specific factors. The market during the first half of the period focused on macro factors such as the presidential election, the Iraq conflict and rising energy prices and interest rates, so long-short investors struggled. The market’s emphasis returned to fundamentals later in the period, however, and long-short hedge funds benefited as a result.

Convertible arbitrage was the worst-performing strategy in the hedge-fund universe during the year ended March 31, 2005. Convertible arbitrage investors typically benefit from high issuance, strong demand and a high degree of volatility. This period was characterized by low issuance, low demand and subdued volatility, making for an exceedingly difficult environment for convertible arbitrage investors. The HFRI Convertible Arbitrage Index lost 3.53% for the 12-month period.

We believe that rising interest rates, high commodity prices, increasing inflation and lower earnings growth are likely to make investing in the general equity and fixed-income markets difficult going forward. We expect credit spreads to increase from very low levels during the coming year. We also anticipate volatility drifting somewhat higher, but remaining low relative to historical norms.

Such developments will unearth opportunities for certain types of hedge-fund managers. We believe we have selected managers who can find opportunities to exploit in such an environment. In particular, we continue to decrease the Fund’s weighting to convertible arbitrage funds in favor of hedge funds that generate gains by investing in corporate event opportunities.

Thank you for your trust in the Advisory Hedged Opportunity Fund. We work diligently to evaluate hedge-fund managers and their strategies in order to provide the opportunity to profit from a variety of market inefficiencies and anomalies. We will continue to construct portfolios of excellent managers and disciplined strategies, with the goal of generating attractive risk-adjusted returns for shareholders.

Sincerely,

James H. Field Advisory Hedged Opportunity Fund

Reference the prospectus for additional risks related to investing in the Fund and to determine whether an investment is suitable.

For more complete information about our funds, including fees and expenses, please call 800-390-1560 for prospectuses. Read them carefully before you invest. The Fund is distributed in the U.S. by American Express Financial Advisors Inc., Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.-

ADVISORY HEDGED OPPORTUNITY FUND

MARCH 31, 2005

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Advisory Hedged Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advisory Hedged Opportunity Fund as of March 31, 2005, and the related statement of operations, changes in net assets, statement of cash flows, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period from October 1, 2003 (commencement of operations) to March 31, 2004 were audited by other auditors whose report dated May 11, 2004 expressed an unqualified opinion on this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Hedged Opportunity Fund as of March 31, 2005, and the results of its operations, its cash flows, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

May 13, 2005

ADVISORY HEDGED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2005

SHARES	SECURITY DESCRIPTION	COST BASIS	VALUE	PERCENT OF NET ASSETS	LIQUIDITY	PURCHASE DATE
	INVESTMENTS IN INVESTMENT VEHICLES*^
	CONVERTIBLE ARBITRAGE
514	Context Convertible Arbitrage Offshore, Ltd., Class A1, Series 1	$597,896	$580,693	1.31%	Quarterly	4/1/04 - 6/1/04
500	Context Convertible Arbitrage Offshore, Ltd., Class A1, Series 24	500,000	474,210	1.07%	Quarterly	1/1/05
500	Context Convertible Arbitrage Offshore, Ltd., Class A1, Series 26	500,000	480,636	1.08%	Quarterly	2/1/05
561	Nisswa Fund, Ltd., Class A, Series 1	587,500	524,661	1.18%	Quarterly	10/1/03
93	Nisswa Fund, Ltd., Class A, Series 16	100,000	86,950	0.20%	Quarterly	2/1/04
94	Nisswa Fund, Ltd., Class A, Series 17	100,000	87,996	0.20%	Quarterly	3/1/04
186	Nisswa Fund, Ltd., Class A, Series 19	200,000	172,310	0.39%	Quarterly	6/1/04

		2,585,396	2,407,456	5.43%

	COMMODITY TRADING ADVISOR
14,488	Quantisquare Fund—U.S. Dollar Class	1,300,000	1,566,150	3.52%	Weekly	9/1/2004

	DISTRESSED SECURITIES
55	Avenue International, Ltd., Class A, Series A0797	950,000	1,069,286	2.40%	Quarterly	10/1/03 - 8/1/04
50	Avenue International, Ltd., Class A, Series C0305	500,000	493,750	1.11%	Quarterly	3/1/05
814	International Durham, Ltd., Class B, Initial Series	500,000	1,109,336	2.49%	Quarterly	10/1/03 - 8/1/04
368	International Durham, Ltd., Class B, Series 2—2005	1,000,000	501,159	1.13%	Quarterly	3/1/05
12,419	Redwood Offshore, Class B, Series 21	1,450,000	1,827,421	4.11%	Quarterly	10/1/03

		4,400,000	5,000,952	11.24%

	EVENT DRIVEN
1,302	Brencourt Fund, Class AA	1,700,000	1,712,043	3.85%	Quarterly	2/1/05
8,092	Cross Europe Fund, Ltd., Class A (U.S. Dollar) 2004	1,234,006	1,525,712	3.43%	Monthly	10/1/03
628	K Capital (U.S. Dollar), Ltd., Class I, Series A	1,112,500	1,202,063	2.70%	Quarterly	10/1/03 - 12/1/03
300	K Capital (U.S. Dollar), Ltd., Class I, Series B	300,000	313,506	0.70%	Quarterly	1/1/05
500	K Capital (U.S. Dollar), Ltd., Class I, Series C	500,000	506,754	1.14%	Quarterly	2/1/05
100	K Capital (U.S. Dollar), Ltd., Class I, Series H	100,000	103,913	0.23%	Quarterly	6/1/04
1,038	Palmetto Fund, Ltd., Class A Series 11	1,037,500	1,086,384	2.44%	Quarterly	10/1/03
400	Palmetto Fund, Ltd., Class A Series 25	400,000	402,595	0.91%	Quarterly	10/1/04
39	Palmetto Fund, Ltd., Class A Series 30	39,355	40,113	0.09%	Quarterly	1/1/05
677	Varde Fund (Cayman), Ltd., Class A, Series 1	1,137,500	1,394,474	3.14%	Quarterly	10/1/03
78,851	York Select Unit Trust, Class A, Series 1	1,112,500	1,556,520	3.50%	Quarterly	10/1/03 - 7/1/04

		8,673,361	9,844,077	22.13%

	FIXED INCOME ARBITRAGE
1,075	Arx Global High Yield Securities Overseas Fund, Ltd., Class A, Series 1	1,475,000	1,736,002	3.91%	Quarterly	10/1/03 - 11/1/04
447	Styx International Fund, Ltd.	1,037,500	1,171,892	2.63%	Annually	10/1/03

		2,512,500	2,907,894	6.54%

	GLOBAL MACRO
12,784	Brevan Howard Fund, Ltd.	1,500,000	1,576,578	3.54%	Monthly	9/1/04

	MERGER ARBITRAGE
10,458	Black Diamond Arbitrage Fund, Ltd., Unrestricted	1,475,000	1,526,727	3.43%	Quarterly	10/1/03

ADVISORY HEDGED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED

MARCH 31, 2005

SHARES	SECURITY DESCRIPTION	COST BASIS	VALUE	PERCENT OF NET ASSETS	LIQUIDITY	PURCHASE DATE
	INVESTMENTS IN INVESTMENT VEHICLES (CONTINUED)
	MULTIPLE ARBITRAGE
430	Lionhart Global Appreciation Fund, Ltd., Global Portfolio, U.S. Dollar Class	$1,037,500	$1,091,446	2.45%	Monthly	10/1/03
1,068	Parkcentral Global Fund, Ltd., Class A	1,275,000	1,477,266	3.32%	Quarterly	10/1/03

		2,312,500	2,568,712	5.77%

	NON-U.S. LONG/SHORT
1,506	Holowesko Global Fund, Ltd., Class A	1,674,399	1,937,472	4.36%	Quarterly	10/1/03
11,560	Zebedee European Fund, Ltd., Class B	1,275,000	1,383,284	3.11%	Monthly	10/1/03 - 12/1/04

		2,949,399	3,320,756	7.47%

	SECTOR
8,609	Van Eck Hard Assets Portfolio, Ltd., Class A, Series 1	1,212,500	1,361,402	3.06%	Monthly	10/1/03 - 7/1/04
1,943	Van Eck Hard Assets Portfolio, Ltd., Class A, Series 2	300,000	306,999	0.69%	Monthly	2/1/05
87	Westfield Life Sciences Fund (Cayman), Inc.	1,412,500	1,361,552	3.06%	Quarterly	10/1/04

		2,925,000	3,029,953	6.81%

	STATISTICAL ARBITRAGE
12,149	Sabre Style Arbitrage Fund, Ltd., U.S. Dollar Class	1,447,641	1,491,479	3.35%	Monthly	10/1/03

	U.S. LONG/SHORT
753	GRT Topaz Offshore Partners, Ltd., Class B, Series 1	850,000	1,018,385	2.29%	Quarterly	10/1/03 - 8/1/04
162	GRT Topaz Offshore Partners, Ltd., Class B, Series 2	200,000	217,112	0.49%	Quarterly	8/1/04
298	GRT Topaz Offshore Partners, Ltd., Class B, Series 6	400,000	402,972	0.91%	Quarterly	2/1/05
1,178	Hygrove Offshore Fund, Ltd., Class A, Series 3	1,150,000	1,223,898	2.75%	Quarterly	10/1/03 - 8/1/04
9,655	Modulus Europe Ltd., U.S. Dollar Class	1,300,000	1,487,833	3.35%	Monthly	10/1/04 - 11/1/04
1,075	Stonebrook Offshore Partners Ltd., Class A, Series 1	1,500,000	1,572,856	3.54%	Quarterly	12/1/04
7,814	Trisun Offshore Fund, Ltd., Class A, Series 1	950,000	1,088,986	2.45%	Monthly	10/1/03 - 4/1/04
2,234	Trisun Offshore Fund, Ltd., Class A, Series 3	300,000	311,284	0.70%	Monthly	11/1/04

		6,650,000	7,323,326	16.47%

	TOTAL INVESTMENTS IN INVESTMENT VEHICLES	38,730,797	42,564,060	95.70%

	INVESTMENT IN INVESTMENT COMPANIES
1,745,411	Huntington Treasury Money Market IV Fund	1,745,411	1,745,411	3.92%

	TOTAL INVESTMENTS (cost $40,476,208)(a)	40,476,208	44,309,471	99.63%

	OTHER ASSETS IN EXCESS OF LIABILITIES		166,191	0.38%

	NET ASSETS		$44,475,662	100.00%

(a)	For Federal tax reporting purposes the cost basis of investments is $42,689,388. Net unrealized appreciation of investments for Federal tax purposes is as follows:

Unrealized appreciation	$1,855,221
Unrealized depreciation	(235,138)

Net unrealized appreciation	$1,620,083

*	Non-income producing investment
^	All of the funds investments are reported at fair value and are considered to be illiquid because the investments can only be redeemed according to the liquidity provision shown above. Additionally, investments may contain lock-up provision periods up to 18 months. See Footnote 6.

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005

Assets
Investments, at value (cost $40,476,208)	$44,309,471
Due from Manager	331,869
Other assets	269,266

Total assets	44,910,606

Liabilities
Management fee payable	244,085
Administration fee payable	48,817
Accrued expenses	142,042

Total liabilities	434,944

Net assets	$44,475,662

Composition of net assets
Paid-in capital	$43,178,251
Distributions in excess of net investment income	(2,436,651)
Accumulated net realized loss	(99,201)
Net unrealized appreciation on investments	3,833,263

Net assets at the end of the year	$44,475,662

Net asset value per share (based on 4,256,048 shares outstanding)	$10.45

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2005

Investment Income
Interest	$ 9,760

Total income	9,760

Expenses
Management fees	463,419
Professional fees	319,244
Accounting fees	125,000
Administration fees	92,684
Other expenses	64,728
Trustee fees	20,000
Custodial fees	5,000

Total expenses	1,090,075
Reimbursement of expenses	(533,972)

Net expenses	556,103

Net investment loss	(546,343)

Net change in unrealized appreciation on investments	2,383,198

Net realized gain on withdrawals of Investment Vehicles	20,039

Net increase in net assets resulting from operations	$1,856,894

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2005	October 1, 2003 to March 31, 2004(a)
Increase (decrease) in net assets from operations
Net investment loss	$(546,343)	$(195,384)
Net realized gain on withdrawals of Investment Vehicles	20,039	—
Net change in unrealized appreciation on Investment Vehicles	2,383,198	1,450,065

Net increase in net assets resulting from operations	1,856,894	1,254,681

Distributions to shareholders
From net investment income	(1,524,819)	(292,262)

Increase (decrease) in net assets from capital transactions
Proceeds from shares issued	14,138,499	27,252,451
Cost of shares repurchased	(26,863)	—
Dividends reinvested	1,524,819	292,626

Net increase in net assets resulting from capital transactions	15,636,455	27,545,077

Net increase in net assets	15,968,530	28,507,132
Net assets at beginning of period	28,507,132	—

Net assets at end of period	$44,475,662	$28,507,132

Shareholder transactions
Shares issued	1,364,560	2,718,302
Shares repurchased	(2,590)	—
Shares reinvested from distributions	147,039	28,737

Net increase in shares outstanding	1,509,009	2,747,039

(a)	Period from commencement of operations.

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENT OF CASH FLOWS

YEAR ENDED MARCH 31, 2005

Cash flows from operating activities
Net increase in net assets resulting from operations	$1,856,894
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Investment Vehicles	(21,199,990)
Withdrawals of Investment Vehicles	9,389,232
Change in unrealized appreciation on investments	(2,383,198)
Realized gain on withdrawals of Investment Vehicles	(20,039)
Increase in due from Manager	(183,819)
Increase in other assets	(269,070)
Increase in management fee payable	79,573
Increase in administration fee payable	15,914
Increase in accrued expenses	68,878

Net cash used in operating activities	(12,645,625)

Cash flows from financing activities
Proceeds from shares issued	14,138,499
Cost of shares repurchased	(26,863)

Net cash provided by financing activities	14,111,636

Net increase in cash	1,466,011
Cash at beginning of year	279,400

Cash at end of year	$1,745,411

Supplemental disclosure of non-cash financing activities
Dividends reinvested	$1,524,819

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2005

1. Organization

Advisory Hedged Opportunity Fund (the “Fund”), was organized as a Delaware statutory trust on January 27, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund is non-diversified, which means that under the 1940 Act, the Fund is not limited in the amount of assets it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”), so that it can qualify as a regulated investment company for federal tax purposes. The Fund’s shares are also registered under the Securities Act of 1933, as amended (“1933 Act”), but are subject to substantial limits on transferability and resale.

The Fund’s investment objective is to seek to achieve, over a market cycle, attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in investment vehicles (“Investment Vehicles”) managed by various money managers (“Money Managers”).

The Fund is a “fund of funds” that provides a means for investors in the Fund (the “Shareholders,” each a “Shareholder”) to participate in investments in private hedge funds by providing a single portfolio comprised of underlying hedge funds. The use of a “fund of funds” structure is intended to afford Shareholders the ability to: (i) invest in a multi-manager investment portfolio that would seek attractive risk-adjusted returns over an extended period of time; (ii) invest with various money managers with different investment styles and philosophies; (iii) invest in an investment portfolio that is designed to attempt to reduce risk by investing with money managers who are expected to have low volatility and low correlation to each other; and (iv) invest with money managers who have consistent past performance records.

The Fund’s operations are managed under the discretion and oversight of the Board of Trustees (the “Board”).

On February 1, 2005, American Express Company, the parent company of the Fund’s investment manager, American Express Financial Corporation, announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals. Upon completion of the transaction, American Express Financial Corporation will be a publicly traded company separate from American Express Company.

In connection with the spin-off, American Express Company’s senior management recently made the decision to move the investment team for the Fund from American Express Financial Corporation to American Express Bank, a subsidiary of American Express Company. Post-spin the investment team will no longer be associated with the Fund. The investment team will continue to manage the Fund prior to the spin-off. The impact of this change to the Fund is currently being evaluated by management and the Board of Trustees of the Fund. We estimate the evaluation period will be complete by July 31, 2005. During the evaluation period, the Fund will suspend investor purchases of Fund shares. The Fund will provide further information to shareholders when its evaluation is complete.

American Express Financial Corporation (the “Manager”), a wholly-owned subsidiary of American Express Company, serves as the investment manager of the Fund and is responsible for implementing the investment strategy of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”).

The Manager has an investment committee that is responsible for the day-to-day management of the Fund’s investments and is primarily responsible for selecting Money Managers and allocating the Fund’s assets among various Investment Vehicles.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Valuation of Investments

The Fund computes its net asset value as of the last business day of each month. In determining its net asset value, the Fund will value its Investment Vehicles as of such month-end. Investment Vehicles are ordinarily valued at the valuations provided by the investment managers of such Investment Vehicles or the administrators of those Investment Vehicles. The Fund’s investments in Investment Vehicles are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The net asset value per share is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Expenses of the Fund, including the Manager’s investment management and administrative fees, costs of any borrowings and other expenses are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

MARCH 31, 2005

The Board has approved procedures to which the Fund will value its investments in Investment Vehicles at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle’s valuation policies and reported at the time of the Fund’s valuation. The fair value of the Fund’s interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Income Recognition and Expenses

Interest income is recorded on the accrual basis. The change in an Investment Vehicle’s net asset value is included in change in unrealized appreciation on the statement of operations. Realized gains and losses on withdrawals from Investment Vehicles are determined on the identified cost basis.

The Investment Vehicles in which the Fund invests do not regularly distribute income and realized gains from the underlying investment activity. Such undistributed amounts are captured in the value of the investment vehicles in the form of unrealized appreciation.

The Fund bears all expenses incurred in business, including, but not limited to, the following: all costs and expenses related to the investment transactions and positions for the Fund’s account; accounting and audit fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, distributions in excess of net investment income has been decreased by $79,874 and accumulated net realized loss has been increased by $79,874.

The tax character of distributions paid during fiscal year ended 2005 and 2004 was ordinary income and was $1,524,819 and $292,262 respectively.

As of March 31, 2005 the components of the accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	Accumulated capital losses*	Unrealized appreciation/ depreciation(a)	Total accumulated earnings/ (deficit)
$ —	$(240,869)	$1,620,083	$1,379,214

(a)	The differences between book basis and tax basis unrealized appreciation/ (depreciation) are attributable to recognition of unrealized gain for tax purposes on passive foreign investment companies.

*	This amount is based on the October 31, 2004 tax year end.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

MARCH 31, 2005

As of March 31,2005, the Fund had the following net capital loss carryforward to offset future net capital gains, if any:

Amount	Expires
$(240,869)	2012

3. Fees and Other Transactions with Affiliated Parties

Pursuant to an Investment Management Agreement, as compensation for services provided by the Manager, the Fund pays the Manager a monthly fee computed at an annual rate of 1.25% of the Fund’s aggregate value of outstanding shares determined as of the last day of each month, payable in arrears (before any repurchase of shares on the date of calculation). For the period ended March 31, 2005, such fee totaled $463,419, of which $244,085 was payable at March 31, 2005.

Pursuant to the terms of an administration agreement (the “Administration Agreement”), the Manager receives an administration fee computed at an annual rate of 0.25% of the Fund’s aggregate value of outstanding shares determined as of the last day of each month, payable in arrears (before any repurchase of shares on the date of calculation). For the period ended March 31, 2005, such fee totaled $92,684, of which $48,817 was payable at March 31, 2005.

Pursuant to an expense limitation agreement, the Manager has agreed to reimburse investment management and administration fees and/or reimburse the Fund’s other expenses (other than extraordinary or non-recurring expenses) to the extent necessary for the Fund’s annualized expenses to not exceed 1.50% for the period ending on July 31, 2005. For the period ended March 31, 2005, such reimbursement totaled $533,972, of which $331,869 was a receivable at March 31, 2005.

Each member of the Board of Trustees (“Trustees”) who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual retainer of $10,000. Any trustee who is an “interested person” does not receive any annual or other fee from the Fund. All independent Trustees are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

Pursuant to a Distribution Agreement with the Fund, American Express Financial Advisors, Inc. (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is an affiliate of the Manager.

Pursuant to a custodial agreement with the Fund, the Huntington National Bank (the “Custodian”) serves as the custodian of the Fund’s assets and provides custodial services to the Fund. From April 1, 2004 through January 31, 2005, American Express Trust Company, a wholly-owned subsidiary of the Manager, served as the custodian of the Fund’s assets and provided custodial services to the Fund.

Pursuant to a sub-administration agreement with the Fund, BISYS Fund Services Ohio, Inc. (the “Administrator”) serves as the sub-administrator of the Fund subject to the oversight of the Manager.

4. Purchases and Sales of Securities

For the year ended March 31, 2005, the Fund had purchases of Investment Vehicles (other than short-term investments) of $21,199,990 and proceeds from withdrawals of $9,389,232.

5. Capital Stock

The Fund is authorized to issue an unlimited number of Shares. There were 4,256,048 shares outstanding as of March 31, 2005, 61.67% of which was owned by IDS Life Insurance Company, an affiliate of the Manager. For the year ended March 31, 2005, the Fund repurchased 2,590 shares of common stock.

Shares are offered and may be purchased on a monthly basis, or at such times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund’s shares are not listed for trading on a securities exchange.

The Fund from time to time may offer to repurchase outstanding shares based on the Fund’s net asset value per share pursuant to written requests from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding shares. The Manager expects that it will

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

MARCH 31, 2005

recommend to the Board that the Fund offer to repurchase shares on a quarterly basis, as of the last business day of March, June, September and December. An offer to repurchase outstanding shares was extended for the March 31, 2005 quarter and fiscal year-end, however, no Shareholder elected to redeem. An early repurchase fee (payable to the fund) equal to 1% of the value of the shares repurchased by the Fund will apply if the applicable repurchase valuation date is within one year following the date of a shareholder’s initial investment in the Fund. If applicable, the early repurchase fee will be deducted from the proceeds of the repurchase payment. There were no such fees charged over the course of the year.

6. Investments in Investment Vehicles

At March 31, 2005, the Fund had investments in Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/general partners in the form of management fees ranging from 1% to 2% annually of net assets and performance fees/allocations ranging from 15% to 20% of net profits earned. The Investment Vehicles provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to eighteen months from initial investment. Liquidity provisions related to each Investment Vehicle are included on the schedule of investments.

7. Financial Instruments with Off-Balance Sheet Risk and Indemnification

In the normal course of business, the Investment Vehicles in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default, and total return equity swaps contracts. The Fund’s risk of loss in these Investment Vehicles is limited to the value of these investments reported by the Fund.

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

MARCH 31, 2005

8. Financial Highlights

The following represents the per share operating performance of the Fund, ratios to average net assets and total return information:

	Year Ended March 31, 2005	October 1, 2003 to March 31, 2004(a)
Per share operating performance
Beginning net asset value	$10.38	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.08)
Net realized and unrealized gain on investments	0.59	0.57

Total income from investment operations	0.46	0.49
Net investment income distribution	(0.39)	(0.11)

Net increase in net asset value	0.07	0.38

Ending net asset value	$10.45	$10.38

Total return	4.55%	4.95%[2]

Ratios / Supplemental Data
Net assets, end of period	$44,475,662	$28,507,132
Ratios to average net assets:
Net investment loss	1.47%	1.49%[3]
Expenses	2.93%	2.63%[3]
Expenses, net of expense reimbursement	1.50%	1.50%[3]
Portfolio turnover	26.44%	0.00%

(a)	Period from commencement of operations.
[1]	Per share net investment loss has been calculated using the monthly average shares method.
[2]	Not annualized.
[3]	Annualized.

ADVISORY HEDGED OPPORTUNITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

MARCH 31, 2005

BOARD MEMBERS AND OFFICERS

The Fund’s operations are managed under the direction and oversight of the Board of Trustees. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The Fund’s Statement of Additional Information includes additional information about the Fund’s trustees and is available without charge upon request by calling 800-390-1560 or by writing to Advisory Hedged Opportunity Fund at 50210 AXP Financial Center Minneapolis, MN 55474.

Trustees and officers of the Fund also may be trustees/directors and officers of some or all of the other investment companies managed by the Manager or its affiliates. The table below, as of May 25, 2005, shows, for each Trustee and executive officer, his or her name, address, and age, the position held with the Fund, the length of time served as Trustee or officer to the Fund, the Trustee’s or officer’s principal occupations during the last five years, number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Name, Address, and Date of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustee
William T. Brown[1] DOB: 8/27/57 c/o Advisory Hedged Opportunity Fund 50210 AXP Financial Center Minneapolis, MN 55474	Trustee, served since September, 2003	Mr. Brown is a principal of Granite Equity Partners (private equity firm) (since 2002) and a managing director of Whitecliff Capital Partner (private equity firm) (since 1991).	One	Mr. Brown is also a director of UniqueScreen Media Inc. (in-theater advertising) (since 2004); Sinex Aviation Technologies Corp. (software) (since 2003); Stonebridge Capital Advisors LLC (portfolio management) (since 1997); Windward Petroleum Inc. (lubricants distribution) (since 1998); and Verisae Inc. (software) (since 2002).

Mary K. Stern DOB: 07/01/1948 c/o Advisory Hedged Opportunity Fund 50210 AXP Financial Center Minneapolis, MN 55474	Trustee, served since May, 2005	Ms. Stern is President and CEO of MKS Associates (investment management consulting firm) (since 2000), and previously served as President of Sit Mutual Funds (investment company) and Vice President of Sit Investment Associates (investment advisory firm) (1994-2000)	One

Interested Trustee
Paula R. Meyer[2] DOB: 03/18/1954 c/o Advisory Hedged Opportunity Fund 596 AXP Financial Center Minneapolis, MN 55474	Chairperson, Trustee, served since May, 2005	Ms. Meyer is Senior Vice President of AEFC. She also serves as President of American Express Funds, President of American Express Certificate Company and American Express International Deposit Corporation.	One	Ms. Meyer is a director of American Express Certificate Company and American Express International Deposit Corporation.

[1]	Mr. Brown is the brother-in-law of a vice president and counsel at AEFC. Such AEFC vice president/counsel acts as lead AEFC internal counsel with respect to the services AEFC provides to the Trust and is not an officer of the Trust. Mr. Brown also serves as the chief executive officer of two limited liability companies ("LLCs") in which such AEFC vice president/counsel has invested. These LLCs were formed exclusively for the benefit of Brown family members for investment purposes. Such investments by this AEFC vice president/counsel, in the aggregate, amount to less than $30,000.00 of the assets of the two LLCs.
[2]	Ms. Meyer is an "interested person" under Section 2(a)(19) of the 1940 Act of the Trust because she serves as Senior Vice President of AEFC, the Trust's investment manager. Ms. Meyer replaced William F. "Ted" Truscott as a Trustee. Mr. Truscott resigned from the Board upon the election of Ms. Meyer at the Special Shareholders Meeting on May 25, 2005.

ADVISORY HEDGED OPPORTUNITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

MARCH 31, 2005

Name, Address and Date of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Officers
William F. “Ted” Truscott American Express Financial Corporation (“AEFC”) 50239 AXP Financial Center Minneapolis, MN 55474 (9/14/60)	President	Mr. Truscott is the Chief Investment Officer for American Express Financial Corporation (since 2001). From 2000-2001, he was Chief Investment Officer of Zurich Scudder Investments. From 1999-2000, he was Managing Director of Zurich Scudder Investment.

Peter Gallus American Express Financial Corporation (“AEFC”) 813 AXP Financial Center Minneapolis, MN 55474 (9/24/46)	Vice President and Secretary	Mr. Gallus is the Chief Administrative Officer (Investments) for AEFC, holding that position since 2003. Previously, he served as Vice President of Investment Administration since 1999.

Joseph Krekelberg American Express Financial Corporation (“AEFC”) 813 AXP Financial Center Minneapolis, MN 55474 (8/27/67)	Treasurer	Mr. Krekelberg is Vice President and Lead Financial Officer—Investments at AEFC (since May 2002). Mr. Krekelberg was Director—Strategic Business Analysis, Finance from May 2001 to May 2002 and Director of Annuity Product Development from August 1998 to May 2001 at AEFC. Prior to August 1998, he was a Senior Business Analyst in Corporate Strategy and Development at AEFC.

Scott Plummer American Express Financial Corporation 172 AXP Financial Center Minneapolis, MN 55474 (07/11/59)	Chief Compliance Officer	Mr. Plummer is Vice President, Asset Management Compliance of AEFC since May 2004. From October 2002 to May 2004, he served as Senior Vice President and Chief Compliance Officer of US Bancorp Asset Management. From April 2001 to July 2002, he served as Second Vice President and Assistant General Counsel for Hartford Life.

Other Information

For the fiscal year ended March 31, 2004, Ernst & Young LLP (“E&Y”) served as registered public accountant to the Fund. Based on current business strategies and priorities, E&Y declined to seek re-appointment as independent registered public accountant for the Fund. The Fund had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure that would have caused E&Y to decline to seek re-appointment, nor were there any adverse opinions or disclaimer of opinion, modification, or qualification by E&Y. Similarly, there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act. On March 30, 2005, upon recommendation by the Fund’s Audit Committee, the Board selected KPMG LLP (“KPMG”) to replace E&Y as the Fund’s independent registered public accountant for the fiscal year ended March 31, 2005. KPMG’s principal place of business is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-390-1560 and (ii) on the Securities Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-390-1560 and (ii) on the Securities Exchange Commission’s website at http://www.sec.gov.

Further, the Fund began filing its complete schedule of portfolio holdings with the Securities Exchange Commission for the Fund’s first and third quarters of each fiscal year on Form N-Q, starting with the quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Securities Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Securities Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY HEDGED OPPORTUNITY FUND

FOR MORE INFORMATION

MARCH 31, 2005

Advisory Hedged Opportunity Fund

50210 AXP Financial Center

Minneapolis, MN 55474

Investment Advisor

American Express Financial Corporation

200 AXP Financial Center

Minneapolis, MN 55474

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43216

Distributor

American Express Financial Advisors, Inc.

200 AXP Financial Center

Minneapolis, MN 55474

To obtain information:

By telephone:

Call 800-390-1560

By mail write to:

Advisory Hedged Opportunity Fund

50210 AXP Financial Center

Minneapolis, MN 55474

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)  (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s board of trustees (“Board”) has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Not applicable.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Board believes that the members of the audit committee together have sufficient financial expertise to perform the audit committee’s duties under the audit committee charter, and offer adequate oversight for the registrant’s level of financial complexity, without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004        $0

2005        $55,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004        $0

2005        $100,900

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004        $0

2005        $3,500

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004        N/A

2005        N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, including fees therefore. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (c) shall be presented to the full Audit Committee at each of its scheduled meetings.

The Auditor may not perform contemporaneously any of the following non-permissible non-audit services for the Trust: bookkeeping or other services related to the accounting records or financial statements of the Trust; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kin reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment advisor, or investment banking services; legal services and expert services unrelated to the audit, and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval for a non-audit service is required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Trust to the Auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee shall pre-approve the Auditor’s engagements for non-audit services with the Advisor and any affiliate of the Adviser that provides ongoing services to the Funds in accordance with paragraph (c) above, if the engagement relates directly to the operations and financial reporting of the Trust, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Audi Committee pursuant to this paragraph (without regard to this exception).

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004        100%

2005        100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004        $2,042,000

2005        $2,178,800

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures

The Fund invests substantially all of its assets in the securities of Investment Vehicles, which are privately placed entities, typically referred to as “hedge funds.” These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Manager and/or the Fund may receive notices from the Investment Vehicles seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Vehicles’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Investment Vehicles (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Manager, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

The Manager has adopted its own Proxy Voting Policies and Procedures (“POLICIES”) for this purpose. As a general principle, the Manager will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. The Manager has drafted its policy in conjunction with certain of its majority-owned advisory affiliates, namely, American Express Asset Management Group Inc., American Express Asset Management International Inc., AEFA, Kenwood Capital Management LLC, and its affiliate, American Express Trust Company. Under this policy, each entity will designate one representative to serve on a Proxy Voting Committee (the “COMMITTEE”), which will have general oversight over the voting of proxies by these six entities. The Committee will designate one individual to serve as the Proxy Administrator to coordinate the proxy voting process between each affiliate and the Committee. In addition, each affiliate will designate one individual to serve as the Proxy Voting Liaison and consult with the Committee and the Proxy Administrator. If it is determined that a proxy presents a material conflict of interest, then the Manager shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”), if available, or, if ISS has disclosed that it has a conflict of interest with the vote, another independent third party.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1)	State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

James H. Field, CFA, CPA

Hedge Fund Analyst

Field joined the Alternative Investment group at AEAMG (Minneapolis) in 2002. In his current position, he is responsible for manager research with a focus on equity long short and equity market neutral strategies. Prior to joining the Alternative Investments group, Field served as National Marketing Director for American Express Portfolio Management Group for more than five years. Previous to that, he was an auditor at Deloitte & Touche in Chicago. Field is a CFA charterholder. He received a M.S. degree in Accounting from DePaul University, and a B.A. in Economics from Williams College.

Samuel Perruchoud

Funds of Hedge Funds CIO

Perruchoud joined the Alternative Investments Group as CIO in 2003 for the Fund of Hedge Funds U.S. Domestic and International activities. Perruchoud is the portfolio manager of the Luxembourg registered American Express Alternative Investment Fund. From 2000-2003, Perruchoud headed the American Express Bank Alternative Investments and Structured Products team and was responsible for the development and management of Fund of Hedge Funds for the Bank. After joining in 1988, Perruchoud held responsibilities in several investment related areas including derivatives, structured products, asset allocation, and non-traditional fund management. Perruchoud received a “Licence en Sciences Economiques” – Business Administration from the HEC University of Lausanne, Switzerland.

(2)	If a Portfolio Manager required to be identified in response to paragraph (a)(1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provide the following information:

(i) The Portfolio Manager’s name;

James H. Field

Samuel Perruchoud

(ii) The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies;

James H. Field 0

Samuel Perruchoud 0

(B) Other pooled investment vehicles; and

James H. Field 3

Samuel Perruchoud 3

(C) Other accounts.

James H. Field 1

Samuel Perruchoud 2

(iii) For each of the categories in paragraph (a)(2)(ii) of this Item, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; and

As of March 31, 2005, in addition to this Fund, Mr. Perruchoud served as portfolio manager for three privately offered pooled investment vehicles with approximately $62 million in total assets, an offshore registered fund with approximately $910 million in total assets and separate account assets of $350 million. With respect to the three privately offered pooled investment vehicles, the advisory fee paid to the manager is based in part on the performance of the three investment vehicles. Mr. Perruchoud is not involved in the day-to-day management of any registered investment companies other than the Fund.

As of March 31, 2005, in addition to this Fund, Mr. Field served as portfolio manager for three privately offered pooled investment vehicles with approximately $62 million in total assets and separate account assets of $350. With respect to the three privately offered pooled investment vehicles the advisory fee paid to the manager is based in part on the performance of the three investment vehicles. Mr. Field is not involved in the day-to-day management of any registered investment companies other than the Fund.

(iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the registrant’s investments, on the one hand, and the investments of the other accounts included in response to paragraph (a)(2)(ii) of this Item, on the other. This description would include, for example, material conflicts between the investment strategy of the registrant and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager.

Investment Committee Members may manage one or more funds as well as other types accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Investment Committee Members make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. Investment Committee Members may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

(3)	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager required to be identified in response to paragraph (a)(1) of this Item. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant’s pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Mr. Field’s compensation consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. His annual bonus is paid from a team bonus pool that is determined by a percentage of the assets managed by the Team of which Mr. Field is a member and by a participation to the annual performance delivered on those assets, including the Fund assets. Senior management has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of Mr. Field’s bonus based on his performance as an employee. Investment Committee Members are provided with a benefits package, including life insurance, health insurance, and participation in a company retirement plan, comparable to that received by other employees. Depending upon their job level, Investment Committee Members may also be eligible for other benefits or perquisites that are available to all AEFC employees at the same job level.

Mr. Perruchoud’s compensation consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. His annual bonus is paid from a team bonus pool that is determined by a percentage of the assets managed by the Team of which Mr. Perruchoud is a member and by a participation to the annual performance delivered on those assets, including the Fund assets. Senior management has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of Mr. Perruchoud’s bonus based on his performance as an employee. Investment Committee Members are provided with a benefits package, including life insurance, health insurance, and participation in a company retirement plan, comparable to that received by other employees. Depending upon their job level, Investment Committee Members may also be eligible for other benefits or perquisites that are available to all employees at the same job level.

(4)	For each Portfolio Manager required to be identified in response to paragraph (a)(1) of this Item, state the dollar range of equity securities in the registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

None

None

(b) If the registrant is a closed-end management investment company that is filing a report on this Form N-CSR other than an annual report, disclose any change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR. In addition, for any newly identified Portfolio Manager, provide the information required by paragraph (a)(1) of this Item as of the date of filing of the report and the information required by paragraphs (a)(2), (a)(3), and (a)(4) of this Item as of the most recent practicable date.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisory Hedged Opportunity Fund (Registrant)

By	/s/ WILLIAM F. TRUSCOTT
Signature	William F. Truscott
Title	President

Date June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ WILLIAM F. TRUSCOTT
Signature	William F. Truscott
Title	President

Date June 9, 2005

By	/s/ JOSEPH KREKELBERG
Signature	Joseph Krekelberg
Title	Treasurer

Date June 9, 2005